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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 24, 1996


                          REMINGTON PRODUCTS COMPANY, L.L.C.
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                (Exact name of registrant as specified in its charter)



     Delaware                  333-07429                        06-1451079
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(State or other         (Commission File Number)              (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


60 Main Street, Bridgeport, Connecticut                                    06604
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (203) 367-4400
                                                                  --------------



Not Applicable
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(Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         The Press Release issued by Remington Products Company, L.L.C. on December 24, 1996 and attached hereto as Exhibit 99.1 is hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              10.1 First Amendment and Waiver Number 1, dated as of December
                   27, 1996, to the Credit and Guarantee Agreement, dated as of May 23, 1996, among Remington Products Company, L.L.C., certain of its subsidiaries, various lending institutions, Fleet National Bank and Banque Nationale de Paris, as co-documentation agents, and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent.

              99.1 Press Release dated December 24, 1996, issued by Remington
                   Products Company, L.L.C.

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REMINGTON PRODUCTS COMPANY, L.L.C.


Dated:   December 27, 1996        By:  /s/ ALLEN S. LIPSON
                                       ------------------------------
                                       Allen S. Lipson
                                       Vice President, Administration,
                                       General Counsel and Secretary